UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 5, 2009 athenahealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33689 (Commission File Number)	04-3387530 (IRS Employer Identification No.)

311 Arsenal Street, Watertown, MA (Address of principal executive offices)	02472 (Zip Code)
Registrant’s telephone number, including area code: 617-402-1000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On October 5, 2009, athenahealth, Inc., a Delaware corporation (“athenahealth”) and Aries Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of athenahealth (“MergerCo”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Anodyne Health Partners, Inc., a Delaware corporation (“Anodyne”), and Richard Maclean and Walter Beinecke as securityholders’ representatives. Pursuant to the Merger Agreement, MergerCo will merge with and into Anodyne, with Anodyne remaining as the surviving entity (the “Surviving Entity”) after the merger (the “Merger”). After giving effect to the Merger, athenahealth will be the sole shareholder of the Surviving Entity. There are no material relationships among athenahealth and Anodyne or any of their respective affiliates or any of the other parties to the Merger Agreement or the related ancillary agreements, other than in respect of such agreements.
Immediately prior to the Merger, Anodyne will contribute the assets and liabilities of its business process outsourcing business (the “BPO Business”) to a wholly-owned subsidiary, and then distribute the shares of the subsidiary to Anodyne’s current stockholders (the “Contribution”). As a result, athenahealth will not acquire Anodyne’s BPO Business in the Merger.
At the effective time of the Merger, by virtue of the Merger and without any action on the part of the holders of any capital stock of Anodyne, all of Anodyne’s issued and outstanding common stock, preferred stock, stock options, and warrants will be converted in the right to receive an aggregate amount of $22.3 million subject to adjustment, upward or downward, to reflect Anodyne’s working capital as of the close of business on the day immediately prior to the date on which the transactions contemplated by the Merger Agreement are consummated (the “Base Consideration”), plus up to an additional $7.7 million in earn-out consideration if the Surviving Entity achieves certain business and financial milestones between the closing date and including June 30, 2012 (the “Earn-out Consideration”). The Merger Agreement also provides that the Earn-out Consideration will be placed into an escrow account pending achievement of the business and financial milestones and to settle certain claims for indemnification for breaches or inaccuracies in Anodyne’s representations and warranties, covenants, agreements, and any loss, liability, expense, or other damage attributable to taxes.
The Merger and Merger Agreement were approved by each of the board of directors of athenahealth, MergerCo and Anodyne and were approved by the Sole Stockholder of MergerCo. The Merger Agreement contains customary representations, warranties and covenants by each of the parties. The Merger is expected to close in October 2009, subject to completion of the Contribution and customary closing conditions, including the approval of the Merger by Anodyne’s stockholders.
The foregoing description of the Merger Agreement does not purport to be a complete statement of the parties’ rights under the Merger Agreement and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and incorporated by reference herein.
Concurrently, and in connection with entering into the Merger Agreement, athenahealth entered into the Second Amendment and Limited Waiver (the “Amendment”) to the credit agreement with Bank of America, N.A., dated September 30, 2008. The Amendment provides for, among other things, (i) waiver of the requirement that the earnings before taxes, deductions and amortizations on Anodyne’s most recent income statement for the last year are positive, (ii) waiver of the covenant to deliver materials relating to the Merger to the Administrative Agent and Lender at least 25 days prior to the consummation of the Merger, and (iii) increasing the limit on the amount of cash and noncash consideration payable by or on behalf of athenahealth from $30 million to $50 million for future acquisitions while any loans or commitments under the credit facility are outstanding, excluding the consideration paid for the Merger.
The foregoing is a summary description of certain terms of the Amendment and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.
Item 7.01 Regulation FD Disclosure.
On October 5, 2009, athenahealth issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of Private Securities Litigation Reform Act of 1995, including statements regarding the expected timing of the Merger. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: the risk that the Merger does not close and the risk that required stockholder approvals for the Merger may not be obtained. For additional disclosure regarding these and other risks faced by athenahealth, Inc., see the disclosures contained in our public filings with the Securities and Exchange Commission, including our quarterly reports on Form 10-Q, and Annual Report on Form 10-K for the fiscal year ended December 31, 2008, under the heading Part I, Item IA “Risk Factors,” available on the Investors section of our website at http://www.athenahealth.com and on the SEC’s website at http://www.sec.gov.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of October 5, 2009, by and among athenahealth, Inc., Aries Acquisition Corporation, Anodyne Health Partners, Inc., and the Securityholders’ Representatives named therein.
10.1	Second Amendment to Credit Agreement and Limited Waiver by and between athenahealth, Inc. and Bank of America, N.A., dated as of October 5, 2009.
99.1	Press release issued by athenahealth, Inc. on October 5, 2009, furnished herewith.

*	Schedules, exhibits, and similar supporting attachments or agreements to the Merger Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. athenahealth, Inc. agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

athenahealth, Inc. (Registrant)
October 5, 2009	/s/ DANIEL H. ORENSTEIN
Daniel H. Orenstein
VP, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of October 5, 2009, by and among athenahealth, Inc., Aries Acquisition Corporation, Anodyne Health Partners, Inc., and the Securityholders’ Representatives named therein.
10.1	Second Amendment to Credit Agreement and Limited Waiver by and between athenahealth, Inc. and Bank of America, N.A., dated as of October 5, 2009.
99.1	Press release issued by athenahealth, Inc. on October 5, 2009, furnished herewith.

*	Schedules, exhibits, and similar supporting attachments or agreements to the Merger Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. athenahealth, Inc. agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.